EXHIBIT 23

                     SHATSWELL, MacLEOD & COMPANY, P.C.
                        CERTIFIED PUBLIC ACCOUNTANTS

                               83 PINE STREET
                   WEST PEABODY, MASSACHUSETTS 01980-0206
                           TELEPHONE (978)535-0206
                           FACSIMILE (978) 535-9906

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We consent to the incorporation by reference in this Annual Report on Form 10-KSB of Slade's Ferry Bancorp of our report dated January 23, 1998.


                                     /s/ SHATSWELL, MacLEOD & COMPANY, P.C.
                                     SHATSWELL, MacLEOD & COMPANY, P.C.

West Peabody, Massachusetts
March 30, 1998